UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/26/2005

NANOPHASE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-22333

Delaware	36-3687863
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446
(Address of Principal Executive Offices, Including Zip Code)

(630) 323-1200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On June 30, 2005, Nanophase Technologies Corporation issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1    Press Release dated July 26, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: July 26, 2005.	By:	/s/ /S/ JOSEPH CROSS
/S/ JOSEPH CROSS
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 26, 2005